UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 7, 2006


                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


DELAWARE                               001-14995               13-4056901
--------                               ---------               ----------
(STATE OR OTHER JURISDICTION)         (COMMISSION           (I.R.S. EMPLOYER
OF INCORPORATION)                     FILE NUMBER)           IDENTIFICATION)


             2180 STATE ROAD 434 WEST, SUITE 4150 LONGWOOD FL 32779

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (407) 682-5051
                                                           --------------


                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On June 7, 2006, Accufacts and First Advantage Corporation issued a joint press release announcing that First Advantage had completed the purchase of Accufacts pursuant to the Agreement and Plan of Merger previously entered into on February 16, 2006. The full text of the press release is included as Exhibit 99.1 to this report. The information contained in the website cited in the press release is not a part of this report.

The information of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


     (c) Exhibits furnished with this report:


     99.1 Accufacts Pre-Employment Screening Inc. press release dated June 7, 2006.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  Longwood, Florida
       June 7, 2006

                                      Accufacts Pre-Employment Screening, Inc.

                                      By: /S/  PHILIP LUIZZO
                                          ------------------
                                          Philip Luizzo
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER